UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

SCOTT’S LIQUID GOLD-INC.

(Exact name of Registrant as specified in its charter)

Colorado	001-13458	84-0920811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8400 E. Crescent Parkway, Suite 450, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 373-4860

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act.

Title of each class	Trading Symbol	Name of exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2020, Andrew J. Summers resigned from the Board of Directors (the “Board”) of Scott’s Liquid Gold-Inc. (the “Company”).

Item 8.01.  Other Events.

The Company’s Board approved implementing certain governance changes intended to further strengthen our corporate governance structure and practices.  These changes include establishing a lead independent director position on our Board, undertaking to hold a non-binding say-on-pay vote annually, and establishing a nominating committee.

Establishing a Lead Independent Director Position

The Board established a lead independent director position and appointed Gerald J. Laber, the current chair of our Audit Committee, to serve as the lead independent director.  The duties of the lead independent director are expected to include:

•	Presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;
•	Serving as a liaison between the Chairman and the independent directors;
•	Previewing the information to be provided to the Board;
•	Approving meeting agendas for the Board;
•	Assuring that there is sufficient time for discussion of all meeting agenda items; and
•	Having the authority to call meetings of the independent directors.

Frequency of Non-binding Say-On-Pay Votes

The Board has agreed to hold non-binding say-on-pay votes annually, rather than the previously approved say-on-pay vote every three years. The Board believes it will benefit from more frequent feedback from shareholders regarding compensation matters.

Establishing an Independent Nominating Committee

The Board approved establishing a nominating committee comprised of all the independent directors to oversee the board nomination and evaluation process.  The Board intends to adopt a charter governing this committee in the near term and will make such charter available on the Company’s website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTT’S LIQUID GOLD-INC.

Date:	May 15, 2020	By:	/s/ Mark E. Goldstein
Mark E. Goldstein
President and Chief Executive Officer